Exhibit 99.2

                               ROGERS CORPORATION
   Introduction to Unaudited Pro Forma Condensed Combined Financial Statements

On September 30, 2003, Rogers Corporation (the "Company") and 3M Company ("3M") executed a Stock Purchase Agreement (the "Purchase Agreement") pursuant to which the Company acquired 3M's 50 percent interest in Durel Corporation ("Durel"), a 50/50 joint venture established between the Company and 3M in 1988. Pursuant to the Purchase Agreement, on September 30, 2003 3M delivered to the Company 1,000 of its $.01 per share par value common shares in Durel, representing 50 percent of the 2,000 outstanding common shares of Durel. The Company delivered to 3M $26 million in cash consideration, which was funded from the Company's available working capital.

The unaudited pro forma combined balance sheet has been prepared as if the acquisition occurred on September 28, 2003, and the unaudited pro forma combined statements of income have been prepared as if the acquisition occurred on December 29, 2002 for the nine months ended September 28, 2003 and as if it had occurred on December 31, 2001 for the year ended December 29, 2002. These unaudited combined financial statements illustrate the pro forma effect on the Company's financial results as if the Company acquired 3M's 50 percent interest in Durel on the dates previously noted.

The unaudited pro forma combined financial information set forth below reflects pro forma adjustments that are based upon available information and certain assumptions that the Company believes are reasonable. The unaudited pro forma combined financial information does not purport to represent the Company's results of operations or financial position that would have resulted had the Durel acquisition been consummated as of the dates or for the periods indicated. Additionally, the pro forma combined statements of income should not be considered indicative of expected future results. The Durel acquisition has been accounted for by the purchase method of accounting. The pro forma information below sets forth the preliminary allocation of the purchase price for the Durel acquisition, which may be adjusted as a result of the finalization of certain valuations. Management does not expect such adjustments to be material.

The unaudited pro forma combined financial statements and accompanying notes should be read in conjunction with the historical consolidated financial statements of the Company and Durel included in the Company's Annual Report on Form 10-K for the fiscal year ended December 29, 2002 and the historical consolidated financial statements of the Company included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 28, 2003, both filed with the Securities and Exchange Commission, and the additional financial statements of Durel included in Item 7(a) of this Current Report.





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                                                                   Exhibit 99.2


                               Rogers Corporation
              Unaudited Pro forma Condensed Combined Balance Sheet
                            As of September 28, 2003
                            ($ amounts in thousands)

                                                        Rogers             Durel            Pro Forma              Pro Forma
                                                      Historical        Historical         Adjustments              Combined
                                                   -----------------  ----------------  -------------------     -----------------

Cash and Cash Equivalents                                  $ 35,273           $ 8,344            $ (26,000) (c)         $ 17,617
Accounts Receivable, net                                     43,480             8,333                  186  (a)           51,999
Inventories, net                                             18,135             4,632                2,209  (a)           24,976
Other Current Assets                                         10,133                98                 (302) (h)            9,929
                                                   -----------------  ----------------  -------------------     -----------------
   Total Current Assets                                     107,021            21,407              (23,907)              104,521

Property Plant and Equipment, net                           104,479            19,355                2,000  (a)          125,834
Goodwill and Other Intangibles, net                          22,204                 -                2,168  (b)           24,372
Investments in Joint Ventures                                23,145               200              (13,551) (d)            9,794
Other Long-Term Assets                                       24,245             2,426                 (563) (a)           26,108
                                                   -----------------  ----------------  -------------------     -----------------
Total Assets                                              $ 281,094          $ 43,388            $ (33,853)            $ 290,629
                                                   =================  ================  ===================     =================

Accounts Payable And Other Accrued
   Liabilities                                             $ 27,331           $ 7,600                $ 448  (a)         $ 35,379
Accrued Income Taxes Payable                                 13,169               782                    -                13,951
                                                   -----------------  ----------------  -------------------     -----------------
   Total Current Liabilities                                 40,500             8,382                  448                49,330

Non-current Deferred Tax Liability                            8,868             1,439               (2,534) (i)            7,773
Other Non-current Liabilities                                25,523                 -                1,800  (a)           27,323
                                                   -----------------  ----------------  -------------------     -----------------

Common Shares, $1 par value
   50,000,000 shares authorized,
   16,175,689 shares issued                                  16,176                 -                    -                16,176
Additional Paid-in Capital                                   38,584             7,040               (7,040) (d)           38,584
Retained Earnings                                           165,335            26,527              (26,527) (d)          165,335
Accumulated Other Comprehensive Loss                         (1,959)                -                    -                (1,959)
Treasury Shares (330,516 shares), at cost                   (11,933)                -                    -               (11,933)
                                                   -----------------  ----------------  -------------------     -----------------
   Total Shareholders' Equity                               206,203            33,567              (33,567)              206,203
                                                   -----------------  ----------------  -------------------     -----------------
Total Liabilities and Shareholders' Equity                $ 281,094          $ 43,388            $ (33,853)            $ 290,629
                                                   =================  ================  ===================     =================




                         The accompanying notes are an integral part of these pro forma financial statements.
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                                                                   Exhibit 99.2


                               Rogers Corporation
           Unaudited Pro forma Condensed Combined Statement of Income
                  For the nine months ended September 28, 2003
          ($ and share amounts in thousands, except per share amounts)



                                                     Rogers         Durel          Pro forma        Pro forma
                                                   Historical     Historical      Adjustments       Combined
                                                   -----------    -----------    ---------------   ------------

  Net Sales                                         $ 157,534        $51,331                $ -       $208,865

     Cost of Sales                                    107,614         29,243              1,316  (e)   138,173
     Selling and Administrative Expenses               29,085          6,377                  -         35,462
     Research and Development                           9,132          2,410                  -         11,542
                                                   -----------    -----------    ---------------   ------------

  Total Costs and Expenses                            145,831         38,030              1,316        185,177
                                                   -----------    -----------    ---------------   ------------

  Operating Income                                     11,703         13,301             (1,316)        23,688

  Other Income (Expense), net                          11,158           (154)            (4,783) (g)     6,221
  Interest Income (Expense), net                          179             77                  -            256
                                                   -----------    -----------    ---------------   ------------

  Income Before Taxes                                  23,040         13,224             (6,099)        30,165

  Income Taxes                                          5,760          3,968             (1,282) (f)     8,446
                                                   -----------    -----------    ---------------   ------------

  Net Income                                         $ 17,280        $ 9,256           $ (4,817)      $ 21,719
                                                   ===========    ===========    ===============   ============

  EARNINGS PER SHARE
  Basic                                                $ 1.10                                           $ 1.38
                                                   ===========                                     ============
  Diluted                                              $ 1.07                                           $ 1.34
                                                   ===========                                     ============

  WEIGHTED AVERAGE SHARES OUTSTANDING:
  Basic                                                15,712                                           15,712
                                                   -----------                                     ------------
  Diluted                                              16,214                                           16,214
                                                   -----------                                     ------------


                         The accompanying notes are an integral part of these pro forma financial statements.

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                                                                   Exhibit 99.2


                               Rogers Corporation
           Unaudited Pro forma Condensed Combined Statement of Income
                      For the year ended December 29, 2002
          ($ and share amounts in thousands, except per share amounts)



                                                           Rogers          Durel         Pro forma          Pro forma
                                                         Historical     Historical      Adjustments          Combined
                                                         ------------   ------------   ---------------     -------------

   Net Sales                                               $ 219,438       $ 84,062               $ -         $ 303,500

     Cost of Sales                                           150,183         47,168             1,529  (e)      198,880
     Selling and Administrative Expenses                      39,335         10,988                 -            50,323
     Acquisition/Restructuring Costs                           2,150              -                 -             2,150
     Research and Development                                 13,596          2,991                 -            16,587
                                                         ------------   ------------   ---------------     -------------

   Total Costs and Expenses                                  205,264         61,147             1,529           267,940
                                                         ------------   ------------   ---------------     -------------

   Operating Income                                           14,174         22,915            (1,529)           35,560

   Other Income (Expense), net                                10,861             29            (7,272) (g)        3,618
   Interest Income (Expense), net                               (226)          (913)                -            (1,139)
                                                         ------------   ------------   ---------------     -------------

   Income Before Taxes                                        24,809         22,031            (8,801)           38,039

   Income Taxes                                                6,202          7,490            (3,041) (f)       10,651
                                                         ------------   ------------   ---------------     -------------

   Net Income                                               $ 18,607       $ 14,541          $ (5,760)         $ 27,388
                                                         ============   ============   ===============     =============

   EARNINGS PER SHARE
   Basic                                                      $ 1.20                                             $ 1.77
                                                         ============                                      =============
   Diluted                                                    $ 1.16                                             $ 1.71
                                                         ============                                      =============

   WEIGHTED AVERAGE SHARES OUTSTANDING:
   Basic                                                      15,471                                             15,471
                                                         ------------                                      -------------
   Diluted                                                    16,023                                             16,023
                                                         ------------                                      -------------


                         The accompanying notes are an integral part of these pro forma financial statements.
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                                                                   Exhibit 99.2


                               Rogers Corporation
      Notes to Unaudited Pro Forma Condensed Combined Financial Statements

GENERAL

Basis for presentation - The unaudited Pro Forma Combined Statement of Income for the nine months ended September 28, 2003 is based on the Company's and Durel's nine months ended September 28, 2003. The unaudited Pro Forma Combined Statement of Income for the year ended December 29, 2002 is based on the Company's and Durel's fiscal year ended December 29, 2002 fiscal year. These financial statements have been prepared using generally accepted accounting principles.

Purchase Price Allocation - The purchase price of the Durel acquisition has been allocated to the acquired identifiable assets and liabilities based on their estimated fair values. The Company is still obtaining appraisals for certain assets acquired, and, accordingly the purchase price allocation is preliminary and subject to adjustment based on the final determination of the fair value of the net assets acquired. Any purchase price in excess of the fair value of acquired identifiable assets and liabilities has been allocated to goodwill.

NOTES

     (a) To adjust the assets and liabilities acquired to their estimated fair market value based on a preliminary allocation of purchase price to net assets acquired. Since the Company had owned 50% of Durel's common shares, fair value adjustments are based on 50% of the excess of fair market value over the net book value. The Company is still in the process of obtaining appraisals for certain of the net assets and determining the fair value and, therefore, the amounts allocated to various net assets is subject to change.

     (b) To record goodwill equal to the excess of purchase price over the estimated fair value of identifiable net assets acquired.

     (c) To record funding of the acquisition. The purchase price was paid using excess cash.

     (d) To eliminate shareholders' equity of Durel. Since Durel had been a 50%-owned investment of the Company, a portion of this equity has been eliminated against the Company's investment in joint ventures.

     (e) To reflect the estimated pro forma income statement impact for the incremental effect in adjusting for the fair market value of the assets and liabilities acquired.

     (f) To reflect the pro forma tax effects of the acquisition. The effective tax rate on consolidated pro forma income before taxes is estimated to be 28%.



     (g) To eliminate equity income for Durel earnings already reflected in the Company's financial statements.

     (h)  To eliminate trading balances between the Company and Durel.

     (i) To eliminate the Company's deferred tax liability resulting from the Company's historical investment in Durel and to reflect the deferred tax effect of the acquisition adjustments.